UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2021

GLOBAL WHOLEHEALTH PARTNERS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-56035	46-2316220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1402 El Camino Real San Clemente, CA	92672
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (714) 392-9752

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 8 - Other Events

Item 8.01 Other Events.

On February 27, 2021, Global WholeHealth Partners Corp (the “Company”) received from Nunzia Pharmaceutical (“Nunvia) the full right as a distributor of Nunzia to sell the ADZ 1222 Covid 19 Vaccine (“Astra-Zeneca vaccine”) by Thameen Healthcare Trading LLC (“Thameen”). The Company will sell and distribute the Astra-Zeneca vaccine in accordance with the guidelines that were given to Nunzia by Thameen who are working with world bodies like the WHO and other Statutory Bodies established for the supply of vaccines, across the world to help in faster inoculation across the world.

A copy of the letter to sell from Nunzia to the Company and letter to sell from Thameen to Nunzia is furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statement and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document	Location
99.1	Letter to sell vaccines from Nunzia Pharmaceutical to Global WholeHealth Partners, Corp., dated February 27, 2021	Filed Herewith
99.2	Letter to sell from Thameen Healthcare Trading LLC to Nunzia Pharmaceutical, dated February 26, 2021	Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WHOLEHEALTH PARTNERS CORPORATION (Registrant)
Date: March 2, 2021	By: /s/ Charles Strongo Charles Strongo Chief Executive Officer

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